                               SECURITIES AND EXCHANGE COMMISSION

                                     Washington, D.C. 20549

                                            FORM 8-K


                                         CURRENT REPORT

                               Pursuant to Section 13 or 15(d) of
                               the Securities Exchange Act of 1934

                        Date of Report (Date of earliest event reported)

                                        October 17, 2000


                                      Puma Technology, Inc.
                                      ---------------------
                     (Exact name of registrant as specified in its charter)


                                            Delaware
                                            --------
                         (State or other jurisdiction of incorporation)

                       0-21709                          77-0349154
                ---------------------       ------------------------------------
                (Commission File No.)       (IRS Employer Identification Number)

                                  2550 North First Street, #500
                                   San Jose, California 95131

                            (Address of Principal Executive Offices)

                                         (408) 321-7650
                                         --------------
                      (Registrant's Telephone Number, Including Area Code)


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Item 5.  OTHER EVENTS

The purpose of this Current Report on Form 8-K is to file the Registrant's Selected Condensed Consolidated Financial Data, Consolidated Financial Statements, and Management's Discussion and Analysis of Financial Condition and Results of Operations, all of which is attached hereto, and incorporated herein by reference, as Exhibit 20, for the fiscal year ended July 31, 2000.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)  Exhibits.

             The following exhibits are filed herewith and incorporated herein by reference:

             20 Selected Condensed Consolidated Financial Data, Consolidated Financial Statements, and Management's Discussion and Analysis of Financial Condition and Results of Operations for the fiscal year ended July 31, 2000

             23.1 Consent of Independent Accountants



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               PUMA TECHNOLOGY, INC.



           Date: October 17, 2000              By     /S/ KELLY J. HICKS
                                                 ----------------------------

                                               Kelly Hicks, Vice President of
                                               Operations and Chief Financial
                                               Officer (Principal Accounting
                                               and Financial Officer)




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                               INDEX TO EXHIBITS

The following exhibits are filed herewith:

 EXHIBIT
 NUMBER                                DESCRIPTION
----------   -----------------------------------------------------------------
   20        Selected Condensed Consolidated Financial Data, Consolidated
             Financial Statements, and Management's Discussion and Analysis
             of Financial Condition and Results of Operations for the fiscal year ended July 31, 2000

   23.1      Consent of Independent Accountants








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